                                                                   EXHIBIT 10.15

                            DOLE FOOD COMPANY, INC.

                  ANNUAL INCENTIVE PLAN FOR EXECUTIVE OFFICERS



SECTION 1.  PURPOSE

          The purposes of the Plan are (i) to compensate and reward the Executive Officers/1/ of the Corporation on an individual basis with annual cash Bonuses ("Bonuses") for the achievement of pre-established performance goals and
          -------
(ii) to stimulate the efforts of such persons by giving them an opportunity to receive Bonuses directly related to such performance. Maximum amounts payable will be based upon the application of a formula that includes variables relative to base salary levels and the degree of the attainment of the applicable performance goals.


SECTION 2.  TERM

          Subject to Section 9, the Plan shall be effective as of January 2, 1994 (the "Effective Date") and shall be in effect with respect to each of the
           --------------
five years ending December 26, 1998, unless earlier terminated by the Corporation pursuant to Section 10.

SECTION 3.  COVERAGE; ELIGIBLE PERSONS

          Each Executive Officer serving as such in any of the positions set forth in Section 4.1 or any equivalent position at any time during the applicable Year for which a Bonus may be granted hereunder shall be eligible to participate and may be a Participant in the Plan, subject to the provisions hereof. The specific Participants shall be designated by the Committee at the time performance goal targets are set or, in the case of a person becoming eligible during a Year, within 30 days after such event. An Eligible Person not selected to participate in the Plan for any Year may participate in another annual cash incentive plan of the Corporation for such Year or be selected by the Committee to participate in the Plan in other Years. An Eligible Person may not participate concurrently in both the Plan and such other annual incentive plan.

- ------------------
          /1/ This and certain other terms used in the Plan are defined in
Section 13.

SECTION 4.  BASE SALARY FACTOR

          4.1.  Base Salary and Base Salary Factor.  Subject to the terms
                -----------------------------------
hereof, each Participant's Bonus, if any, shall be determined by reference to the applicable multiplier (the "Base Salary Factor") of the Participant's base
                                ------------------
salary ("Base Salary") for his or her position at the beginning of the
         -----------
applicable year (or, if services commence during the year, in accordance with the provisions of Section 7.5 and, if the Participant's eligible position changes during the year, in accordance with the provisions of Section 4.2). The initial Base Salary of each eligible position shall be his or her Base Salary as of January 1, 1994 or any later date of appointment as an Eligible Person. The Base Salary Factors are as follows:

                     Base Salary Factors
                     -------------------

     Chairman and Chief Executive Officer             75%
     Other Participants                               50%


          4.2.  Base Salary Adjustments for Changes in Position.  If a
                -----------------------------------------------
Participant holds more than one eligible position during any Year, the product of the Base Salary and the Base Salary Factor of such Participant for purposes of the Plan for such year shall be computed by (a) multiplying (i) the Base Salary Factor (as indicated in or pursuant to Section 4.1 above) for each position, by (ii) the applicable Base Salary for each position, and by (iii) a fraction, the numerator of which is the number of Periods in the Year during which such Participant held such position and the denominator of which is the number of Periods in the applicable Year, and (b) taking the sum of the products of such calculation.

          4.3.   Base Salary Limit.  Base Salary for purposes of this Plan shall
                 -----------------
not exceed $900,000.

SECTION 5.  PERFORMANCE TARGETS AND GOALS; MAXIMUM BONUSES

          5.1.   Performance Goals.  Performance Goals under the Plan initially
                 -----------------
shall include one or a combination of the following measures:

          Earnings Before Taxes (EBT)

          Business Unit Earnings Before Taxes (B/U-EBT)

          Cost Reduction (CR)


Subject to the provisions of Section 8, the Committee from time to time, in respect of Years after the 1994 Year, may use any one or combination of the Performance Goals (as defined in Section

13.2), weighted in such manner as the Committee may determine pursuant to
Section 6.2. The Applicable Performance Factor with respect to any such additional or substituted performance goals, subject to such weighting, shall be as set forth in Section 6.1.

          5.2.  Pre-Established Targets.  For each Year commencing with 1994,
                -----------------------
the Committee shall determine the Applicable Performance Goal or Goals and targets (including applicable Minimum, On Plan and Maximum for applying the Performance Factors) and the weighting (subject to Section 6.2) of the
                                                           ---
Performance Goals(and Performance Factors), if more than one Goal applies, in advance of any applicable deadline for such action under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") for the subject Year.
                                                ----
Prior to such deadline, the Committee also shall determine or confirm each Participant's Base Salary for such Year for purposes of the Plan, subject to Sections 4 and 8.

          5.3.  Formula for Determining Maximum Bonus.  Subject to Sections 5.4,
                -------------------------------------
6.2, 7 and 8, each Participant's maximum Bonus for any Year will be the product of his or her (a) Base Salary, (b) the Base Salary Factor, and (c) the Applicable Performance Factor. For the first Year of the Plan, the Applicable Performance Factors will be the EBT or B/U-EBT Factor and the CR Factor, at the consolidated level, and for subsequent Years, one or more of the Performance Factors.

          5.4  Maximum Dollar Amount.  Notwithstanding any other provision
               ---------------------
hereof, no Person shall receive any Bonus under the Plan in any Year in excess of $1,012,500.

SECTION 6.  PERFORMANCE FACTORS

          6.1.  Performance Factor.
                ------------------

          The Applicable Performance Factor for any Year shall be determined in accordance with the following table, where Minimum, Target and Maximum represent, respectively, the attainment of the Minimum, On Plan, and Maximum for the applicable Year, established by the Committee for such purposes:

                                                      Applicable
          Performance                                 Performance Factor*
          -------------                               ------------------

          Less than Minimum                                   0
          Minimum                                            50%
          Target/On Plan                                    100%
          At or Above Maximum                               150%


   * Applicable Factors for performance between specified performance-to-target levels above Minimum and below Maximum shall be determined using linear interpolation.

          6.2.  Weighting of Factors.  If more than one Performance Factor
                --------------------
applies to a Participant's bonus opportunity, the weighting of the Factors shall be as established by the Committee, initially in the ratio of 7 (for the EBT and/or B/U-EBT Factors) to 3 (for the CR Factor) or, for Years after 1994, in such other proportion (and including such other or additional Performance Factors) as the Committee, consistent with Sections 5 and 8, may from time to time determine in advance of the deadline described in Section 5.2. The maximum Bonus payable if more than one Performance Factor applies shall be determined by taking the result obtained by application of the formula set forth in the first sentence of Section 5.3 to each Performance Goal, multiplying that result by the weighting factor for that Performance Goal, and taking the sum of the products of such calculation. Each weighting factor shall be expressed as a fraction (less than one) or percentage, and the aggregate amount of all weighting factors shall be one (1) or 100%.


SECTION 7.  PAYMENTS

          7.1.  Time of Payment.  Bonuses for any Year shall be payable as soon
                ---------------
as practicable following the completion of the Company's audit for the Year, but not later than 90 days after Year end.

          7.2.  Committee Certification.  As a condition to the right of a
                -----------------------
Participant to receive any payment under the Plan, the Committee shall first be required to certify, by resolution of the Committee or other appropriate action, that the Bonus has been accurately determined in accordance with the provisions of the Plan and that the Performance Goals and any other material terms were in fact satisfied.

          7.3.  Committee Discretion to Reduce Bonuses.  The Committee in its
                --------------------------------------
sole discretion may reduce the amount payable under the formula provisions of the Plan as applied to the pre-established goals to any one or more Participants for any Year as to which the Committee determines that the level of achievement of the pre-established performance goals was influenced by any extraordinary, non-recurring event or other factor extraneous to such individual Participant's performance, or that the Company or applicable Business Unit failed to achieve other corporate objectives. Subject to Section 8, the Committee may also define such other conditions and terms of payment of Bonuses (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Plan, provided, however, that the Committee may not increase the
                      --------  -------
maximum amount payable hereunder, under the applicable formula or otherwise, to any individual.

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

          7.4.  Deferral.  The Committee may determine that payment of all or a
                --------
portion of any Bonus may be deferred under a Company-sponsored deferred compensation plan, if in effect, provided that the amount of any interest
                                 --------
accrued thereon shall not exceed 120% of the Applicable Federal Rate, compounded semi-annually.

          7.5.  Payment for Partial Periods.
                ---------------------------

          (a) Effect of Termination of Service.  If any Participant ceases to be
              --------------------------------
an Eligible Person for any reason (other than a voluntary resignation or termination for Cause) prior to the end of a Year during which he or she participates and such person has served as an Executive Officer at least three Periods during such Year, such Participant (or his or her Beneficiary) may be paid, subject to Sections 7.2 and 7.3, a prorated Bonus computed as follows:
the Bonus that would have been payable for the full Year shall be multiplied by a fraction the numerator of which shall be the number of full Periods in the Year through the date the Participant ceased to be eligible, and the denominator of which shall be the number of full Periods in the applicable Year. If the Participant served less than three Periods during such Year or there has been a Termination of Service for Cause or because of a voluntary resignation, no Bonus shall be paid hereunder.

          (b)       Mid-Year Commencement of Service.  Notwithstanding the
                    --------------------------------
provisions of Section 4.1 above, if a Participant's services as an Executive Officer commence during any year, his or her Base Salary for purposes of the Plan in that year shall be his or her Base Salary as of the commencement of services as an Executive Officer, multiplied by a fraction, the numerator of which is the number of full Periods in the year during which such Participant held such position and the denominator of which is the number of full Periods in the applicable Year; provided such person is employed by the Company for at
                     --------
least three full Periods during the year.

          (c)       Minimum Service Limits.  If the Participant fails to meet
                    ----------------------
the applicable minimum service requirements of this Section 7.5 during such Year, no Bonus shall be paid hereunder.

              7.6.  Withholding.  The Company that employs the Participant shall
                    -----------
have the right to deduct any sums required by federal, state or local tax law to be withheld with respect to the payment of any Bonus. The Company shall have no obligation to advise any Participant of the existence of the tax or the amount which the employer corporation will be so required to withhold.

SECTION 8.  ADMINISTRATION AND INTERPRETATION

          The Plan shall be administered by the Committee, which shall have the sole authority to make rules and regulations for the administration of the Plan and to interpret the Plan. The interpretations and decisions of the Committee with regard to the Plan shall be final, conclusive and binding. The Committee may request advice or assistance or employ such persons (including, without limitation, officers and employees of the Company, legal counsel and accountants) as it deems necessary for the proper administration of the Plan and may delegate to such persons responsibility for the day-to-day operations of the Plan not requiring discretion of the Committee hereunder. It is the intent of the Company that all payments under the Plan qualify as performance-based compensation under Section 162(m) of the Code and the Plan shall be interpreted consistent with such intent. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded. The Committee shall have no liability for its actions taken or omitted in good faith.

SECTION 9.  STOCKHOLDER APPROVAL

          The Plan shall be subject to approval by a majority of those shares of Common Stock of the Corporation voting in person or by proxy on the Plan at the 1994 annual meeting of stockholders. Such stockholder approval shall be a condition to the right of a Participant to receive any payment hereunder.

SECTION 10.  AMENDMENT OR TERMINATION

          The Committee may from time to time amend the Plan in any respect or terminate the Plan, in whole or in part, provided that no such action shall retroactively impair or otherwise adversely affect the rights of any Participant to benefits under the Plan which have vested prior to the date of such action.

SECTION 11.    RIGHTS OF PARTICIPANTS AND BENEFICIARIES; NO ASSIGNMENT

          11.1.  Vesting.  No rights hereunder shall vest prior to the
                 -------
Committee's action under Section 7.2.

          11.2.  Employment Matters.  Participation in this Plan shall not be
                 ------------------
construed as constituting a commitment, guarantee, agreement or understanding of any kind that the Company shall continue to employ any individual.

          11.3.  No Assignment; No Attachment; No Preference.  The Company shall
                 -------------------------------------------
pay all amounts payable only to the Participant or his or her Beneficiary for purposes of the Plan. The Company shall not be liable for the debts, contracts, or engagements of any Participant or his or her Beneficiaries, and rights to payments under the Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company; nor shall any Participant or his or her Beneficiaries have any right to assign, pledge or hypothecate any benefits or payments hereunder; nor shall any Participant or his or her Beneficiaries have any claims to any assets of the Company for any payments hereunder which are senior to the claims of the Company's general creditors.

          11.4   Governing Law.  This Plan, any Bonuses hereunder, and all other
                 -------------
related matters shall be governed by, and construed in accordance with the laws of the State of California, except as to matters of Federal law.

          11.5   Reliance on Experts.  In making any determination or in taking
                 -------------------
or not taking any action under the Plan, the Committee may obtain and may rely upon the advice of experts, including officers and professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

          11.6   Golden Parachute Limitations.  In no event shall a payment be
                 ----------------------------
made under the Plan in an amount which would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code of 1986, as amended, (the "Code") nor shall any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a Participant would be entitled to benefits or payments hereunder and under any other plan or program which would constitute "parachute payments" as defined in Section 280G of the Code, then the Participant may by written notice to the Corporation designate the order in which such parachute payments shall be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

SECTION 12. ACCELERATION ON CHANGE IN CONTROL AND CERTAIN OTHER EVENTS; ADJUSTMENTS UPON CERTAIN REORGANIZATIONS, RECAPITALIZATIONS, OR OTHER MATERIAL CHANGES.

          12.1.  Fundamental Corporate Changes; Change in Control.
                 -------------------------------------------------

          In the event of a merger, consolidation, or other reorganization in which the Corporation is not the surviving entity, or a Change in Control, or upon the sale of substantially all the property of the Corporation as an entirety to an unaffiliated entity, or upon the dissolution or liquidation of the Corporation, in any case occurring more than three Periods after the commencement of a Year, payment shall be made, subject to Section 7.2 (but with the satisfaction of the applicable performance level or targets determined on the basis of annualizing the year-to-date results from the beginning of the applicable Year to the end of the month preceding the date of such event), on a prorated basis to the date of such event in the manner contemplated by Section 7.5(a). The Committee shall authorize early payout in such event, provided that it determines the applicable Performance Goals have
            --------
been so met. The amount of the prorated payment shall be discounted at the Applicable Federal Rate.

          12.2.  Changes From Material Acquisitions, Dispositions or
                              --------------------------------------
Recapitalizations; Extraordinary Items; Accounting Changes.  In the event of a
- ----------------------------------------------------------
material acquisition or disposition of business or assets, material recapitalization, a material change in accounting principles or practices during any Year, or extraordinary gains or losses, that in any case materially affects the Company or applicable Business Unit and was not anticipated by the Committee in setting the targets for that Year, the Committee, subject to Section 8, may make adjustments to the targets for such Year, applied as of the date of such event, based solely on objective criteria, so as to neutralize, in the Committee's best judgement, the effect of the change on the applicable pre-established targets for such Year.

SECTION 13.  DEFINITIONS

          13.1.  Accounting Terms.  Except as otherwise expressly provided or
                 ----------------
the context otherwise requires, financial and accounting terms are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, and, if applicable, as specifically applied and reflected in financial statements of the Company or the applicable Business Unit, prepared in the ordinary course of business. Without limiting the generality of the foregoing, such calculations shall be made after all compensation accruals.

          13.2.  Defined Terms.  For all purposes of the Plan, the following
                 -------------
definitions shall apply:

          "Applicable Federal Rate" means the applicable federal rate determined
           -----------------------
under Section 1274(d) of the Code and Treasury Regulations issued thereunder for the month in which an early payment is made or interest on a deferred payment is credited hereunder.

          "Applicable Performance Factor" means the applicable EBT Factor, B/U-
           -----------------------------
EBT Factor, CR Factor, ROE Factor, ROA Factor, B/U-EBT-ROI Factor, or Productivity Index Factor, or combination thereof as the case may be, weighted in the manner provided herein, as determined by the Committee consistent with Sections 5, 6 and 8 for the applicable Year.

          "Base Salary" means the base annualized salary (or cash compensation)
           -----------
rate of a Participant when the applicable target is set for the applicable Year, or when the participant first becomes eligible to participate (if other than the start of the applicable Year), exclusive of any Bonuses, commissions or actual or imputed income from any Company-provided benefit or perquisite programs, subject to any limitations in or pursuant to the Plan and prior to any reductions for salary deferred pursuant to any plan of deferred compensation.

          "Base Salary Factor" means the multiplier described in Section 4.1.
           ------------------

          "Beneficiary" means the person designated by a Participant to receive
           -----------
any benefits hereunder in the event of the death of the Participant during a Year or prior to the payment of a Bonus for such Year or, in the absence of a designated beneficiary, such Participant's estate.

          "Bonus" means a cash payment or payment opportunity as the context
           -----
requires.

          "Business Unit" means a region, subsidiary, division or other
           -------------
organizational unit of the Company, or segment of its operations for accounting purposes, which maintains or which is the subject of a separate accounting of its financial performance.

          "B/U-CR" means Cost Reduction applied at the level of the applicable
           ------
Business Unit rather than on a consolidated basis.

          "Business Unit Earnings Before Taxes" or "B/U-EBT" means pre-tax
           -----------------------------------      -------
earnings before the Business Unit's interest expense for the Year, less the Business Unit's Capital Charge.

          "Capital Charge" means (i) the target ratio of the Company's Debt to
          ---------------
Total Capital for the Year, as of the beginning of the Year, multiplied by the Business Unit Net Investment at the beginning of the Year multiplied by the Company's Cost Of Debt, less (ii) the product of (a) the sum of the Business Unit's pre-tax earnings before interest expense for the Year and the difference between the Business Unit Net Investment at the beginning and end of the Year and (b) the Company's Cost Of Debt, less (iii) the Business Unit's capitalized interest during the Year.

          "B/U-EBT Factor" means the multiple based on performance relative to
           --------------
Minimum, On Plan, and Maximum B/U-EBT, as set forth in or pursuant to Section 6.

          "B/U-EBT ROI" means B/U-EBT for the Year divided by the average of the
           -----------
amounts of Business Unit Net Investment at the end of each quarter of such year.

          "B/U-EBT ROI Factor" means the multiple based on performance relative
           ------------------
to Minimum, On Plan, and Maximum B/U-EBT ROI, as set forth in or pursuant to
Section 6.

          "Business Unit Net Investment" means the applicable Business Unit's
           ----------------------------
total assets less the Business Unit's (i) cash and cash equivalents (short-term investments), (ii) accounts payable and accrued liabilities, and (iii) minority interests and deferred credits.

          "Cause" means, in the judgment of the Committee, failure to perform
           -----
one's duties of employment in a manner acceptable to the Committee or the person's senior officer (or the Board in the case of the Chief Executive Officer), conduct injurious to the Company, breach of fiduciary duty, neglect of duty, willful misconduct or conviction of any felony.

          "Change in Control" means and shall be deemed to have occurred if:
           -----------------
(a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1)) becomes the "beneficial owner" (as defined generally in Rule 13d-3 under Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, unless such person was, on the effective date of the Plan, such a beneficial owner of securities representing 20% or more of such voting power; or (b) during any Period for two consecutive years, individuals who at the beginning of such Period constitute the Board cease for any reason to constitute at least a majority thereof, except to the extent that the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such Period, with any such new director being deemed for these purposes to have been an incumbent at the beginning of such Period (but in case of succession, without duplication).

          "Committee" means the Corporate Compensation and Benefits Committee of
           ---------
the Board or another committee appointed by the Board to administer the Plan and comprised of two or more Board members, all of whom shall be ineligible to participate in the Plan during their service on the Committee and (to the extent required by applicable law and regulations) shall be "outside directors" within the meaning of Section 162(m).

          "Company" includes the Corporation and its subsidiaries, on a
           -------
consolidated basis, unless the context otherwise requires.

          "Corporation" means Dole Food Company, Inc. and shall include its
           -----------
successors and assigns.

          "Cost of Debt" or "Cost of Funds"  means the weighted average cost of
           ------------      -------------
short- and long-term debt during the Year immediately preceding the applicable date of determination.

          "Cost Reduction" or "CR" for any Year means a reduction in cost of
           --------------      --
goods sold, selling, marketing, general and administrative expenses during the Year, as compared to a prior year or average of more than one Year, expressed as an absolute dollar amount, applied to the Company (on a consolidated basis) or to the applicable Business Unit.

          "CR Factor" means the multiple based on performance relative to
           ---------
Minimum, On Plan, and Maximum CR for the Company (on a consolidated basis) or the applicable Business Unit, as set forth in or pursuant to Section 6.

          "Debt" means the sum of short-term and long-term debt.
           ----

          "Earnings Before Income Taxes" or "EBT" for any Year means the
           ----------------------------      ---
consolidated net income of the Corporation for such Year before income taxes.

          "EBT Factor" means the multiple based on performance relative to
           ----------
Minimum, On Plan, and Maximum EBT for the applicable Year, as set forth in or pursuant to Section 6.

          "Eligible Person" means an Executive Officer of the Corporation.
           ---------------

          "Executive Officer" has the meaning set forth in Rule 3b-7 under the
           -----------------
Securities Exchange Act of 1934 and refers to the individuals confirmed to be within such definition by the Committee.

          "Maximum" means either the maximum payout or the level of performance
           -------
at or above which such payout may be made, as the context requires, expressed as a dollar amount or percentage of the Target amount.

          "Minimum" has the same meaning as Threshold.
           -------

          "On Plan" has the same meaning as Target and reflects the performance
           -------
level required for an Applicable Performance Factor of 1.00 (i.e., a payment opportunity equal to 100% of the product of Base Salary and the Base Salary Factor in the applicable Year).

          "Participant" in respect of a Plan Year means an Executive Officer at
           -----------
any time during the Year who is designated to participate in the Plan for such Year by the Committee.

          "Performance Factors" means the EBT Factor, the B/U-EBT Factor, the CR
           -------------------
Factor, or, as contemplated by Section 5.1, the

ROE Factor, the ROA Factor, the Productivity Index Factor, the B/U-EBT ROI Factor, or any combination thereof, to the extent provided by the Committee pursuant to Sections 5 and 6 and subject to Section 8.

          "Performance Goals" include EBT, B/U-EBT, ROE, ROA, B/U EBT-ROI, and,
           -----------------
at the Business Unit or Company (consolidated) level, CR and the Productivity Index.

          "Period" means the four-week accounting cycle of the Company.
           ------

          "Productivity Index" means the weighted average cost per unit of
           ------------------
production divided by the standard or budgeted cost per unit of production for the products included in such Index of the Company (on a consolidated basis) or the applicable Business Unit or Units.

          "Productivity Index Factor" means the Performance Factor multiple
           -------------------------
based on performance relative to Minimum, On Plan and Maximum Productivity Index, for the Company (on a consolidated basis) or the applicable Business Unit, as set forth in or pursuant to Section 6.

          "Return on Average Common Equity" or "ROE" means consolidated net
           -------------------------------      ---
income to common stockholders for the Year divided by the average of the beginning and ending total common stockholders equity during the Year.

          "ROE Factor" means the Performance Factor multiple based on
           ----------
performance relative to Minimum, On Plan and Maximum ROE, as set forth in or pursuant to Section 6.

          "Return on Average Assets" or "ROA" means consolidated net income
           ------------------------      ---
divided by the average of the beginning and ending total assets of the Company.

          "ROA Factor" means the Performance Factor multiple based on
           ----------
performance relative to Minimum, On Plan and Maximum ROA, as set forth in or pursuant to Section 6.

          "Target" means "On Plan" and represents a performance level that is a
           ------
precondition to a payout under the formula provisions of the Plan at a Performance Factor of 1.00 or 100% of the product of the Base Salary and the Base Salary Factor. When used with lower case, "target" means a Minimum, Threshold and/or Maximum, as the context requires.

          "Termination of Service" means a termination of Service from the
           ----------------------
Company for any reason, whether voluntary or involuntary, including death or disability.

          "Threshold" or "Minimum" means the minimum level of performance
           ---------     --------
relative to an On Plan target required to generate a payment under the Plan for the applicable Year.

          "Total Capital" means Debt plus total stockholders equity.
           -------------

          "Year" or "Plan Year" means the applicable fiscal year of the
           ----      ---------
Corporation.